SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 18, 2004

(Date of earliest event reported)

FEDERAL-MOGUL CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	1-1511	38-0533580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.	Results of Operations and Financial Condition.

On February 18, 2004, Federal-Mogul Corporation issued a press release announcing its financial results for the fourth quarter and the full year ended December 31, 2003.

EXHIBIT INDEX

99.	Press release dated February 18, 2004 announcing the Company’s financial results for the fourth quarter and the full year ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2004

FEDERAL-MOGUL CORPORATION

By:	/s/ David M. Sherbin
	Name:	David M. Sherbin
	Title:	Vice President, Deputy General Counsel and Secretary

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